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                                                                   Exhibit 10.18

                      EXECUTIVE DEFERRED COMPENSATION PLAN
                                       OF
                             U.S. TRUST CORPORATION

                AS AMENDED AND RESTATED THROUGH NOVEMBER 1, 1996
                                      -----


1. PURPOSE

         The Plan hereinafter set forth represents a continuation of the Executive Deferred Compensation Plan maintained by U.S. Trust Corporation before its merger with The Chase Manhattan Corporation ("Chase") pursuant to the Agreement and Plan of Merger dated as of November 18, 1994 between Chase and U.S. Trust Corporation (the "Merger Agreement"). The Plan was amended and restated effective as of September 1, 1995 (a) to reflect the transfer of the Plan to and its adoption by the Corporation, and the Corporation's assumption of and becoming solely responsible for all liabilities and obligations of U.S. Trust Corporation under the Plan, effective immediately before the "New Holdings Distribution", as defined in the Merger Agreement, (b) to reflect the "Distribution" and the "Merger", as defined in the Merger Agreement, and (c) to make certain other changes. The Plan has been further amended to make certain changes in the Plan's Earnings Crediting Options effective as of July 1, 1996, and to eliminate the crediting of Supplemental ESOP Contribution amounts under
Section 5 of the Plan effective for 401(k) Plan Years beginning on or after January 1, 1996, to change the date by which deferral elections must be made under Section 3 of the Plan effective for Plan Years beginning on or after January 1, 1997, and to make certain other changes.

         The purpose of the Plan is to provide Eligible Officers of the Corporation with an opportunity to defer payment of certain portions of their compensation, at their election, in accordance with the provisions herein set forth.

         The Plan is intended to constitute an unfunded plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2. DEFINITIONS

         As used herein, the following terms shall have the following meanings:
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         "ACCOUNT" or "ACCOUNTS" shall mean the account or accounts established for a Participant pursuant to Section 6.

         "AFFILIATED COMPANIES" shall mean (i) with respect to U.S. Trust Corporation, each of its direct or indirect subsidiaries, and (ii) with respect to the Corporation, each of its direct or indirect subsidiaries.

         "AIP CASHOUT PAYMENT" shall mean the payment which, in the absence of an election by an Eligible Officer under Section 4, would be made to the Eligible Officer upon the consummation of the Merger with respect to the unpaid balance of his or her account under the Annual Incentive Plan of U.S. Trust Corporation.

         "AWARD" shall mean any award made to a Participant under the Executive Incentive Plan of U.S. Trust Corporation or the 1995 Annual Incentive Plan of U.S. Trust Corporation, and any award made to a Participant under the 1990 Annual Incentive Plan of United States Trust Company of New York and Affiliated Companies.

         "BENEFICIARY" shall mean the person or persons designated by a Participant in accordance with Section 9 to receive any amount payable under the Plan by reason of his or her death.

         "BOARD OF DIRECTORS" shall mean (i) with respect to periods prior to the Chase Merger Closing Date, the Board of Directors of U.S. Trust Corporation, and (ii) with respect to periods after the Chase Merger Closing Date, the Board of Directors of the Corporation.

         "CHANGE IN CONTROL" shall mean that any of the following has occurred after the Chase Merger Closing Date:

                  (i) 20% or more of the common shares of the Corporation has been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

                  (ii) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

                  (iii) 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by the Board of Directors or the Executive Committee of the Board of Directors in the most recent proxy statement of the Corporation;

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provided, however, that notwithstanding anything in the Plan to the contrary no
Change in Control shall be deemed to have occurred, and no right to receive any amount that becomes payable upon a Change in Control as provided in Section 8 shall exist, to the extent that the Board of Directors so directs by resolution adopted prior to the Change in Control, or not later than 45 days after the Change in Control if the percentage of the Corporation's common shares acquired or directors elected under clauses (i) or (iii) of the foregoing definition of Change in Control shall be at least 20% but less than 25%. Any resolution of the Board of Directors adopted in accordance with the provisions of this definition directing that a Change in Control shall be deemed not to have occurred for purposes of this Plan may be rescinded or countermanded at any time with or without retroactive effect.

         "CHASE MERGER CLOSING DATE" shall mean the "Closing Date" as defined in
Section 1.2 of the Merger Agreement.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the Compensation and Benefits Committee of the Board of Directors.

         "CORPORATION" shall mean New USTC Holdings Corporation, which will assume the name of "U.S. Trust Corporation" as of the time the New Holdings Distribution is effective.

         "ELIGIBLE COMPENSATION" shall mean, with respect to any Eligible Officer for any Plan Year beginning on or after January 1, 1997, (i) the portion of any Award that becomes payable in cash to the Eligible Officer during such year as reduced by the sum of (A) the amount of any ESOP Contribution to be made to the 401(k) Plan on behalf of the Eligible Officer with respect to such Award, and (B) any amount that is contributed to the 401(k) Plan on the Eligible Officer's behalf with respect to such Award pursuant to the Eligible Officer's election under the applicable provisions of the 401(k) Plan; (ii) the portion of any commissions (including any "trail" commissions and any commission "overrides") that is payable in cash to the Eligible Officer during such year (but, in the case of any amount payable during such year with respect to commissions that were earned prior to the start of such year, only to the extent of such of those commissions as were earned after the date on which the Eligible Officer filed his or her deferral election for such year under Section 3), exclusive of (A) the amount of any such commissions that are included in the Eligible Officer's base compensation for any Plan Year pursuant to the Eligible Officer's election, and (B) the amount by which any such commissions are reduced with respect to any ESOP Contribution made to the 401(k) Plan on behalf of the Eligible Officer; and (iii) the portion of any bonus or incentive payments that is payable in cash to the Eligible Officer pursuant to any employment agreement between the Eligible Officer and the Corporation (or, for periods prior to the Chase Merger Closing Date, U.S. Trust Corporation) or any of its Affiliated Companies, to the extent earned during such year, regardless of the year in which such bonus or incentive payments are payable.

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         "ELIGIBLE OFFICER" shall mean any officer of the Corporation (or, for periods prior to the Chase Merger Closing Date, of U.S. Trust Corporation) or any of its Affiliated Companies at or above the rank of Vice President, who, for the Plan Year immediately preceding (i) the Plan Year in which such officer first makes a deferral election under Section 3 or 4 (or made a deferral election under Section 3 of the Prior Plan), or (ii) the Plan Year in which a Supplemental ESOP Contribution amount was first credited to such officer's Account pursuant to Section 5, had total compensation in excess of $150,000. For this purpose an officer's "total compensation" for any Plan Year shall mean the sum of (i) the aggregate amount reported as the officer's compensation from the Corporation (or, for periods prior to the Chase Merger Closing Date, from U.S. Trust Corporation) and its Affiliated Companies in Form W-2 filed with respect to the officer for such year, for Federal income tax purposes; (ii) the aggregate amount of all 401(k) Contributions and ESOP Contributions made on behalf of the officer for such year under the 401(k) Plan; and (iii) the aggregate amount of all salary reduction contributions made on behalf of the officer for such year under the Employees' Flexible Spending Plan of United States Trust Company of New York and Affiliated Companies. For any Plan Year beginning on or after January 1, 1995, the $150,000 amount referred to in the second preceding sentence shall be adjusted to the extent necessary for such amount to equal the amount of the limitation on annual compensation in effect for such year under section 401(a)(17) of the Code. Notwithstanding the foregoing, an officer's "total compensation" for the Plan Year beginning on January 1, 1995 shall not include the amount of any AIP Cashout Payment, or the amount of any Stock Option Cashout Payment, that becomes payable to the officer during such Plan Year.

         "ESOP CONTRIBUTION" shall mean, for any 401(k) Plan Year, the ESOP Contribution to be made on behalf of a Participant under the provisions of the 401(k) Plan in effect for such Plan Year.

         "401(K) PLAN" shall mean the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies.

         "401(K) PLAN YEAR" shall mean the "Plan Year" as defined in the 401(k) Plan.

         "PARTICIPANT" shall mean any Eligible Officer (i) who has made an election under Section 3 hereof (or under Section 3 of the Prior Plan) to defer any portion of his or her Eligible Compensation for any Plan Year , (ii) who has made an election under Section 4 hereof to defer any portion of his or her 1995 Cashout Payments (as defined in Section 4), or (iii) whose Account or Accounts have been credited with a Supplemental ESOP Contribution amount for any 401(k) Plan Year pursuant to Section 5 hereof.

         "PLAN" shall mean the Executive Deferred Compensation Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

         "PLAN YEAR" shall mean the calendar year.

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         "PRIOR PLAN" shall mean the Executive Deferred Compensation Plan of
U.S. Trust Corporation, as in effect prior to the Chase Merger Closing Date.

         "RETIREMENT" shall mean a Participant's termination of employment with the Corporation (or, for periods prior to the Chase Merger Closing Date, with U.S. Trust Corporation) and its Affiliated Companies for any reason other than death if, as of the date of the Participant's termination of employment, (i) the Participant has attained age 65 or (ii) the sum of Participant's age and the number of his or her "Years of Service", as defined in the 401(k) Plan, is at least equal to 80. In addition, in the case of any Participant who becomes entitled to receive benefit payments under the long-term disability plan maintained by the Corporation or any of its Affiliated Companies and who continues to receive payments under such plan throughout the entire period ending on the date on which the Participant first meets the age, or the age and service, requirements set forth in clause (i) or (ii) above, such Participant shall be treated, for purposes of the Plan, as having terminated employment with the Corporation and its Affiliated Companies as a result of Retirement, on the first day of the month following the date on which the Participant first meets such requirements. In applying clause (ii) above for this purpose, the Participant's "Years of Service" shall include the number of calendar years (or part thereof) during which the Participant has received benefits payments under such long-term disability plan.

         "STATUTORY LIMITATIONS" shall mean, with respect to any 401(k) Plan Year, the limitations imposed under sections 401(a)(17) and 415 of the Code with respect to the amount of compensation that may be taken into account in calculating contributions on behalf of any Member, and the amount of contributions that may be allocated to a Member's account, under the 401(k) Plan for such year.

         "STOCK OPTION CASHOUT PAYMENT" shall mean the payment which, in the absence of an election by an Eligible Officer under Section 4, would be made to the Eligible Officer upon the consummation of the Merger with respect to the shares subject to any unexercised stock option granted to the Eligible Officer under the 1989 Stock Compensation Plan of U.S. Trust Corporation or under the United States Trust Company of New York and Affiliated Companies 1986 Stock Option Plan.

3. DEFERRAL OF ELIGIBLE COMPENSATION

         With respect to each Plan Year beginning on or after January 1, 1994, an Eligible Officer may elect to have payment of any part or all of his or her Eligible Compensation for such year deferred, and to have payment of such portion made under the terms of this Plan. Any such election shall be made in accordance with the following rules:

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         (a) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

         (b) In the election form, the Eligible Officer (i) shall specify, by amount or percentage (which must be an even multiple of 5%), the portion of his or her Eligible Compensation the Eligible Officer wishes to defer (the amounts so deferred are hereinafter referred to as the Eligible Officer's "Deferred Amounts"), and (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the Eligible Officer's Deferred Amounts that he or she wishes to have allocated, respectively, to the Lump Sum Payment Account and to the Installment Payment Account established for the Eligible Officer pursuant to
Section 6.

         (c) Notwithstanding the provisions of (b) above, (i) in the case of any Eligible Officer whose employment terminates during the Plan Year beginning on January 1, 1995 (the "1995 Plan Year") as a result of Retirement, all of such officer's Deferred Amounts with respect to his or her Eligible Compensation for the 1995 Plan Year shall be allocated to such officer's Installment Payment Account; (ii) in the case of any Eligible Officer whose employment terminates during the 1995 Plan Year other than as a result of Retirement and who either is a "Retained Employee" as defined in Section 5.8 of the Merger Agreement, or is not a Retained Employee but whose employment terminates as a result of staff reductions associated with the Distribution and the Merger, all of such officer's Deferred Amounts with respect to his or her Eligible Compensation for the 1995 Plan Year shall be allocated to the Special 1995 Deferral Account established for such officer pursuant to Section 6; and (iii) in the case of any Eligible Officer whose employment terminates as a result of Retirement during the 1995 Plan Year or any later Plan Year, all of such officer's Deferred Amounts with respect to his or her Eligible Compensation for the Plan Year following the Plan Year in which such officer's employment so terminates shall be allocated to such officer's Installment Payment Account or, if such officer made an election under Section 8(e), to the Retiree Payment Account established for such officer pursuant to Section 6(f).

         (d) An Eligible Officer's election to defer Eligible Compensation for any Plan Year beginning on or after January 1, 1995 but before January 1, 1997 shall be filed with the Committee by no later than November 15 of the preceding Plan Year. An Eligible Officer's election to defer Eligible Compensation for any Plan Year beginning on or after January 1, 1997, shall be filed with the Committee by no later than December 15 of the preceding Plan Year, or by such other date as the Committee may determine in its discretion, subject, however, to the limitation in paragraph (f)(iii) below. Notwithstanding the foregoing, in the case of any Eligible Officer described in Section 3(c)(i) or (ii) whose employment terminates on or prior to the Chase Merger Closing Date, such officer's election to defer Eligible Compensation for the 1995 Plan Year shall be filed with the Committee by no later than March 17, 1995.

         (e) Any deferral election made by an Eligible Officer with respect to his or her Eligible Compensation for a Plan Year, and any election made by an Eligible Officer as to the allocation

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of the Eligible Officer's Deferred Amounts for such year to his or her Accounts, shall be irrevocable except as otherwise provided in Section 8(d) or (e).

         (f) Notwithstanding any other provision herein to the contrary, a deferral election otherwise permitted to be made hereunder shall be subject to the following requirements:

                  (i) no amount may be deferred pursuant to an Eligible Officer's election unless such amount equals or exceeds $1,000;

                  (ii) no portion of an Eligible Officer's Eligible Compensation may be deferred hereunder to the extent that any tax is required to be withheld from such portion pursuant to applicable federal, state or local law;

                  (iii) no portion of an Eligible Officer's Eligible Compensation may be deferred hereunder to the extent that such portion has been earned prior to the date on which the Eligible Officer's election to defer such portion has been filed with the Committee; and

                  (iv) no amount may be deferred pursuant to an Eligible Officer's election hereunder for a period of 12 months following the Eligible Officer's receipt of a hardship withdrawal under Section 10.1 of the 401(k) Plan.

4. DEFERRAL OF 1995 CASHOUT PAYMENTS

         An Eligible Officer may elect to have any part or all of his or her AIP Cashout Payment, and any part or all of his or her Stock Option Cashout Payment (such payments are collectively referred to herein as an Eligible Officer's "1995 Cashout Payments") deferred, and to have payment of such portions made under the terms of this Plan. Any such election shall be made in accordance with the following rules.

         (a) A deferral election with respect to an Eligible Officer's 1995 Cashout Payments shall be made in writing, on a form provided by the Committee for such purpose.

         (b) In the election form, the Eligible Officer (i) shall specify, by amount or percentage (which must be an even multiple of 5%), the portions of his or her 1995 Cashout Payments the Eligible Officer wishes to defer, and (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the amounts so deferred that the Eligible Officer wishes to have allocated, respectively, to his or her Lump Sum Payment Account and to his or her Installment Payment Account.

         (c) Notwithstanding the provisions of (b) above, (i) in the case of any Eligible Officer described in Section 3(c)(i), all amounts deferred with respect to such officer's 1995 Cashout Payments shall be allocated to such officer's Installment Payment Account, and (ii) in the case

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of any Eligible Officer described in Section 3(c)(ii), all amounts deferred with respect to such officer's 1995 Cashout Payments shall be allocated to the Special 1995 Deferral Account established for such officer pursuant to Section
6.

         (d) An Eligible Officer's election to defer his or her 1995 Cashout Payments shall be filed with the Committee by no later than March 17, 1995.

         (e) Any deferral election made by an Eligible Officer with respect to his or her 1995 Cashout Payments, and any election made by an Eligible Officer as to the portions of the amounts so deferred that are to be allocated to the Eligible Officer's Accounts, shall be irrevocable except as otherwise provided in Section 8(d) or (e).

         (f) Notwithstanding any other provision herein to the contrary, no portion of an Eligible Officer's 1995 Cashout Payments may be deferred hereunder to the extent that any tax is required to be withheld from such portion pursuant to applicable federal, state or local law.

5. DEFERRAL OF SUPPLEMENTAL ESOP CONTRIBUTION AMOUNTS

         For each 401(k) Plan Year beginning on or after January 1, 1994 and before January 1, 1996 for which any portion of the ESOP Contribution that otherwise would have been made to the 401(k) Plan on behalf of an Eligible Officer cannot be made, or cannot be allocated (or cannot result in the allocation of ESOP Stock) to such officer's account under the 401(k) Plan, because of the Statutory Limitations, there shall be credited to such Officer's Account or Accounts hereunder an amount equal to the excess of (i) the amount of the ESOP Contribution for such year that would have been made on the Eligible Officer's behalf and that would have been allocated (or that would have resulted in the allocation of ESOP Stock) to the Eligible Officer's account under the 401(k) Plan in the absence of the Statutory Limitations, over (ii) the amount of the ESOP Contribution for such year that was made on the Eligible Officer's behalf and that was allocated (or that resulted in the allocation of ESOP Stock) to the Eligible Officer's account under the 401(k) Plan. The amount to be so credited for any 401(k) Plan Year is hereinafter referred to as an Eligible Officer's "Supplemental ESOP Contribution amount" for such year. Notwithstanding the foregoing, the Supplemental ESOP Contribution amount otherwise to be credited to the Eligible Officer's Account or Accounts for any 401(k) Plan Year shall be reduced by the amount of any tax required to be withheld therefrom pursuant to applicable federal, state or local law.

         For each 401(k) Plan Year, each Eligible Officer may make an election as to the portions of the Supplemental ESOP Contribution amount to be credited to such officer for such year that are to be allocated, respectively, to the Eligible Officer's Lump Sum Payment Account and to his or her Installment Payment Account. Such election shall be made in writing, on a form provided by the Committee for such purpose. The form shall be filed with the Committee by no later than November 15 of such 401(k) Plan Year, or by such other date as the Committee may

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determine in its discretion. In the event that an Eligible Officer fails to make a timely election as to the allocation of his or her Supplemental ESOP Contribution amount for a 401(k) Plan Year, all of such Supplemental ESOP Contribution amount shall be allocated to the Eligible Officer's Lump Sum
Payment Account.

         Notwithstanding the foregoing, in the case of any Eligible Officer whose employment terminates prior to the end of a 401(k) Plan Year as a result of Retirement, all of the Supplemental ESOP Contribution amount to be credited to such officer's Account hereunder for such year shall be allocated to the officer's Installment Payment Account or, if he or she has made an election under Section 8(e), to the Retiree Payment Account established for such officer pursuant to Section 6(f).

6. ACCOUNTS

         There shall be established and maintained on the books and records of the Corporation, for bookkeeping purposes only, separate Accounts for each Participant, to reflect the Participant's interest under the Plan. Such Accounts shall be established and maintained in accordance with the following provisions:

         (a) For each Participant, there shall be established a Lump Sum Payment Account and an Installment Payment Account, and for each Participant described in Section 3(c)(ii), there shall be established a Special 1995 Deferral Account.

         (b) As of the time this Plan is adopted by the Corporation, each Participant's Lump Sum Payment Account and Installment Account shall be credited, respectively, with amounts equal to the balances of the Lump Sum Payment Account and the Installment Payment Account maintained for the Participant under the Prior Plan, determined as of the close of business on the day preceding the Chase Merger Closing Date.

         (c) A Participant's Lump Sum Payment Account, Installment Account, Retiree Payment Account, and Special 1995 Deferral Account shall be credited with amounts equal to that portion of the Participant's Deferred Amounts for each Plan Year beginning on or after January 1, 1995 that the Participant has elected under Section 3(b) to have allocated to each such Account, or that are required to be allocated to such Account pursuant to Section 3(c). Such amounts shall be so credited to the Participant's Account or Accounts as of the first business day of the calendar month following the month in which the amounts in question would have been paid to the Participant had the Participant not elected under Section 3 to have payment of such amounts deferred under this Plan.

         (d) A Participant's Lump Sum Payment Account, Installment Payment Account and Special 1995 Deferral Account shall be credited with amounts equal to that portion of the amounts deferred with respect to the Participant's 1995 Cashout Payments that the Participant

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has elected under Section 4(b) to have allocated to each such Account, or that are required to be allocated to such Account pursuant to Section 4(c). Such amounts shall be so credited to the Participant's Account or Accounts as of the Chase Merger Closing Date.

         (e) A Participant's Lump Sum Payment Account and Installment Payment Account, or the Participant's Retiree Payment Account, shall be credited with amounts equal to that portion of the Participant's Supplemental ESOP Contribution amount for each 401(k) Plan Year that the Participant has elected to have allocated to each such Account, or which is required to be allocated to such Account pursuant to Section 5. Such amounts shall be so credited as of the first day of March following the 401(k) Plan Year for which such Supplemental ESOP Contribution amount is to be credited.

         (f) A Retiree Payment Account shall be established and maintained for each Participant who elects under Section 8(e) to have payment with respect to his or her Account or Accounts made in the manner therein provided.

         (g) A Participant's Accounts shall be adjusted to reflect all Earnings (as defined in paragraph (a) of Section 7) or interest to be credited to such Accounts pursuant to Section 7, all transfers to or from such Accounts pursuant to Section 8(d)(ii) or (e), and all payments made with respect to the Participant's Account balances pursuant to Section 8.

         (h) A Participant's interest in each of his or her Accounts shall be fully vested and nonforfeitable at all times.

7. CREDITING OF EARNINGS

         Until payment with respect to a Participant's Accounts has been made in full, the Participant's Accounts shall be credited, with respect to periods beginning on and after July 1, 1996, with Earnings or interest in accordance with the following provisions:

         (a) As of the last day of each calendar month, each part of the balance of each of a Participant's Accounts for which a separate Earnings Crediting Option (as hereinafter defined) is in effect pursuant to the Participant's election hereunder shall be credited with an amount determined by multiplying such part of the balance of the Participant's Account by a percentage corresponding to the Applicable Rate of Return (as hereinafter defined) for such month under such Earnings Crediting Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of Return for the month is positive or negative) is referred to herein as "Earnings".

         (b) For purposes of this Section 7, the term "Earnings Crediting Option" shall mean, as of any date of reference on or after July 1, 1996, any one of the following: the S&P 500 Index,

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the Lehman Bros. Government/Corporate Bond Index, and the IBC's Money Fund
Report First Tier Average.

         Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (i) that any option referred to in the preceding paragraph shall cease to constitute an Earnings Crediting Option for purposes of this Plan, or (ii) that any other index or hypothetical investment fund or referenced rate of return shall constitute an Earnings Crediting Option for purposes of this Plan. Participants shall be notified in writing, at least 45 days in advance, of any change in the Plan's Earnings Crediting Options.

         (c) The "Applicable Rate of Return" for any month shall mean (i) in the case of the S&P 500 Index, the percentage, as determined by the Committee, by which (A) the value of such Index as of the last business day of such month, as adjusted to reflect all income earned for such month on the securities included in such Index, exceeds, or is less than, (B) the value of such Index as of the last business day of the immediately preceding month, determined without taking such adjustment into account; (ii) in the case of the Lehman Bros. Government/Corporate Bond Index, the percentage, as determined by the Committee, by which the value of such Index as of the last business day of such month, exceeds, or is less than, the value of such Index as of the last business day of the immediately preceding month; (iii) in the case of the IBC's Money Fund Report First Tier Average, the rate of return corresponding to the 7-day compounded yield for such Average, for the period ending on, or most recently prior to, the last business day of such month; and (iv) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

         (d) A Participant may make elections with respect to the Earnings Crediting Options that are to apply on and after July 1, 1996 with respect to his or her Accounts other than his or her Retiree Payment Account, in accordance with the following rules:

                  (i) a Participant may elect to have any part or all of the balance of any such Account credited with Earnings under any Earnings Crediting Option available under the Plan at the time of his or her election.

                 (ii) each Participant for whom any such Account was being maintained on May 15, 1996 shall make an initial election as to the Earnings Crediting Options that are to apply with respect to each such Account on and after July 1, 1996. Such election shall be made in writing, on a form provided by the Committee for such purpose, and such form shall be filed with the Committee by no later than June 14, 1996. In such election form, the Participant shall specify, by percentages (which must be even multiples of 5%) the respective parts of the balance of each such Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. If a Participant fails to make such election by June 14, 1996, the Participant shall be deemed to have selected the IBC's Money Fund Report First Tier Average as the Earnings Crediting Option to apply to the entire balance of each such Account.

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                (iii) each Eligible Officer who becomes a Participant on or at any time after May 15, 1996 shall make an initial election as to the Earnings Crediting Options that are to apply with respect to an Account at the time the Participant first elects under Section 3 or 5 to have any amount allocated to that Account. Such election shall be made in the election form in which the Participant makes his or her election under Section 3 or 5 to have such amount allocated to that Account. In such election form, the Participant shall specify, in the same manner as described in clause (ii) above, the respective parts of the balance of such Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. If a Participant has failed to make a timely election as to the Earnings Crediting Options that are to apply to any Account prior to the date as of which an amount is first credited to such Account, the Participant shall be deemed to have selected the IBC's Money Fund Report First Tier Average as the Earnings Crediting Option to apply to the entire balance of such Account.

                 (iv) The Earnings Crediting Options selected (or deemed to have been selected) by a Participant with respect to an Account under clause
         (ii) or (iii) above shall remain in effect for that Account (and shall apply to all additional amounts allocated to such Account pursuant to any elections made by the Participant under Section 3 or 5 with respect to any subsequent Plan Years) until the Participant changes his or her election as to the Earnings Crediting Options for that Account in accordance with clause (v) below.

                  (v) A Participant may change the Earnings Crediting Options that are to apply with respect to the balance of an Account, or with respect to any Deferred Amounts to be credited to such Account for any Plan Year pursuant to the Participant's election under Section 3, by making a new election hereunder with respect to the balance of that Account, or with respect to such Deferred Amounts. Any such new election shall be made in writing, on a form which is provided by the Committee for such purpose and which the Participant files with the Committee. In such form, the Participant shall specify, in the same manner as described in clause (ii) above, the respective parts of the balance of such Account, or portions of such Deferred Amounts, that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. Any new election made by a Participant hereunder with respect to the balance of any Account shall become effective as of the first day of the calendar month following the date on which such election is filed with the Committee, provided that it is so filed at least 15 days prior to such first day. Any new election made by Participant hereunder with respect to Deferred Amounts to be credited to such Account for any Plan Year shall be effective as of the date such Deferred Amounts are credited to such Account under Section 6(c). The Earnings Crediting Options selected by the Participant in such new election shall remain in effect with respect to the Participant's Account until the Participant again changes his or her election with respect to that Account in accordance with this clause (v).

         (e) As of the last day of each calendar month, the balance of a Participant's Retiree Payment Account shall be credited with interest at a rate equal to the monthly average constant maturity yield for a 10-year maturity on U.S. Treasury securities, for the month preceding the month in which payments with respect to the Participant's Retiree Payment Account commences.

         (f) If payment with respect to any Account maintained for a Participant is to be made in form of annual installments pursuant to Section 8(c)(ii), 8(d)(i) or 8(e), such Account shall continue to be credited with Earnings or interest in accordance with the provisions of this Section 7 until all payments required to be made with respect to such Account have been made. For this purpose, any such payments with respect to any Account other than a Participant's Retiree Payment Account shall be deemed to have been made pro rata from the respective portions of the balance of such Account that are subject to separate Earnings Crediting Options.

8. PAYMENT OF ACCOUNT BALANCES

         Payment with respect to a Participant's Account balances shall be made in accordance with the following provisions:

         (a) A Participant's Account balances shall become payable upon the earliest to occur of the following events (hereinafter referred to as "Payment Events"): (i) the Participant's death, (ii) the Participant's Retirement, (iii) the Participant's termination of employment with the Corporation (or, for periods prior to the Chase Merger Closing Date, with U.S. Trust Corporation) and its Affiliated Companies for any reason other than death or Retirement, and (iv) the occurrence of a Change in Control.

         (b) Unless a Participant otherwise elects under Section 8(d)(ii) or 8(e) with respect to his or her Lump Sum Payment Account, payment with respect to such Account shall be made in the form of a single lump sum cash payment. Such payment shall be made to the Participant or, if the Participant's Accounts become payable by reason of his or her death, to the Participant's Beneficiary. Payment shall be made as soon as practicable after the occurrence of any Payment Event; provided, however, that if payment with respect to the Participant's Installment Payment Account is required to be made in the form of annual installments pursuant to Section 8(c)(ii), or if a Participant has made the election provided in Section 8(e) with respect to his or her Installment Payment Account but not with respect to his or her Lump Sum Payment Account, payment with respect to the Participant's Lump Sum Payment Account shall be made on the same date as the date on which the first annual installment payment is required to be made under Section 8(c)(ii) or 8(e). The amount so payable shall be equal to the balance of the Participant's Lump Sum Payment Account determined as of the last day of the month preceding the month in which payment is made.

         (c) Unless a Participant otherwise elects under Section 8(d)(ii) or 8(e) with respect to his or her Installment Payment Account, payment with respect to such Account shall be made in accordance with the following rules:

                  (i) except as provided in clause (ii) below, payment shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, in the same form, at the same time, and in an amount determined in the same manner, as payment with respect to the Participant's Lump Sum Payment Account is to be made, as provided in paragraph (b) above.

                 (ii) if the Participant's Account balances become payable as a result of the Participant's Retirement, or as a result of the Participant's death while he or she is still employed with the Corporation or any of its Affiliated Companies but after the Participant has met the age, or the age and service, requirements for eligibility for Retirement stated in the definition of such term contained in Section 2, payment with respect to the Participant's Installment Payment Account shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, in the form of a series of 10 annual installments. The first such installment payment shall be made on the last business day of March of the Plan Year following the year in which the Participant's Retirement or death occurs, and the remaining installment payments shall be made on the last business day of March of each succeeding Plan Year. The amount of each such installment payment shall be determined by dividing (A) the balance of the Participant's Installment Payment Account determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (B) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Installment Payment Account for the month preceding the month in which such payment is made.

         (d) Payment with respect to a Participant's Special 1995 Deferral Account shall be made in accordance with the following rules:

                  (i) Payment with respect to the Participant's Special 1995 Deferral Account shall be made to the Participant in the form of a series of 10 annual installments. The first such installment payment shall be made on the last business day of February, 1996, and the remaining installment payments shall be made on the last business day of February of each succeeding Plan Year. The amount of each such installment payment shall be determined by dividing (A) the balance of the Participant's Special 1995 Deferral Account determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (B) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Special 1995 Deferral Account for the month preceding the month in which such payment is made.

                 (ii) If a Lump Sum Payment Account and/or an Installment Payment Account is being maintained for a Participant described in
         Section 3(c)(ii) in addition to the Special 1995 Deferral Account that has been established for such Participant, the Participant may elect to have payment with respect to either or both of such other Accounts made in the same form, at the same times, and in amounts determined in the same manner, as the payments to be made with respect to the Participant's Special 1995 Deferral Account as provided in clause (i) above. Any such election shall be made in writing, on a form which is provided by the Committee for such purpose and which is filed by the Participant with the Committee by no later than March 17, 1995. If a Participant makes such an election, the balance of the Account or Accounts specified by the Participant in such election shall be transferred and credited to the Participant's 1995 Special Deferral Account as of the last day of the month in which the Participant's employment with the Corporation (or, for periods prior to the Chase Merger Closing Date, with U.S. Trust Corporation) and its Affiliated Companies terminates.

         (e) Any Participant whose employment with the Corporation (or, for periods prior to the Chase Merger Closing Date, with U.S. Trust Corporation) and its Affiliated Companies terminates after March 31, 1995 as a result of Retirement may elect to have the balance of the Participant's Installment Payment Account, or the balances of that Account and the Participant's Lump Sum Payment Account, transferred and credited to the Retiree Payment Account established for the Participant pursuant to Section 6, and to have payment with respect to the Participant's Retiree Payment Account made in the form of a series of 15 annual installments, with interest credited on the unpaid balance of such Account as provided in Section 7(e). Such Account balance or balances shall be so transferred and credited as of the first day of the month in which the first installment payment with respect to such Account is to be made.

         Any such election shall be made in writing, on a form which is provided by the Committee for this purpose and which is filed by the Participant with the Committee at least 12 months prior to the date of the Participant's Retirement or, in the case of any Participant who retires prior to March 31, 1996, by no later than March 17, 1995.

         In the case of a Participant who makes such election, the first installment payment with respect to his or her Retiree Payment Account shall be made on the last business day of March following the Plan Year in which the Participant retires, and the remaining installment payments shall be made on the last business day of March of each succeeding Plan Year. The amount of the first installment shall be determined by dividing the balance of the Participant's Retiree Payment Account on the day on which such payment is to be made (after any amounts required to be credited to such Account on such day pursuant to
Section 6(c), 6(e) or 7 have been credited), by 15. The amount of each remaining installment payment shall be determined by dividing (A) the balance of the Participant's Retiree Payment Account determined as of the last day of the month preceding the month in which such payment is to be made, by (B) the number of installment payments remaining to be made.

         (f) In any case where payment with respect to any Account is to be made in the form of annual installment payments, the following special rules shall apply:

                  (i) if the Participant should die before receiving all installment payments required to be made with respect to such Account, any installment payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary in the same form, at the same times, and in the same amounts, as such payments would have been made to the Participant (A) if he or she had not died, and (B), in the case of installment payments required to be made to a Beneficiary under Section 8(c)(ii) due to the death of a Participant occurring before the Participant had received any such payments, if the Participant's employment had terminated as a result of Retirement on the date of his or her death.

                 (ii) if a Change in Control should occur before all installment payments required to be made with respect to the such Account have been made, the balance of such Account shall become immediately due and payable upon the occurrence of such Change in Control. Payment with respect to such balance shall be made to the Participant or, if the Participant has died, to his or her Beneficiary, in the form of a single lump sum cash payment. Payment shall be made as soon as practicable after the occurrence of such Change in Control. The amount so payable shall be equal to the balance of the Participant's Account determined as of the last day of the month preceding the month in which payment is made.

         (g) Notwithstanding any other provision in this Section 8 to the contrary, payment with respect to any part or all of the Participant's Account balances may be made to the Participant or, if applicable, the Participant's Beneficiary, on any date earlier than the date on which such payment is to be made pursuant to such other provisions of this Section 8 if (i) the Participant, or his or her Beneficiary, requests such early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant, or his or her Beneficiary, meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal income tax regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

         (h) There shall be deducted from the amount of any payment otherwise required to be made under the Plan all Federal, state and local taxes required by law to be withheld with respect to such payment.

9. DESIGNATION AND CHANGE OF BENEFICIARY

         Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount payable under the Plan by reason of his or her or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 9, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

10. PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS

         If the Committee shall find that any Participant or Beneficiary to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then, if the Committee so directs, such amount may be paid to such Participant's or Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any person deemed by the Committee to be a proper recipient on behalf of such Participant, unless a prior claim therefor has been made by a duly appointed legal representative of the Participant or Beneficiary.

         Any payment made under this Section 10 shall be a complete discharge of the liability of the Corporation with respect to such payment.

11. RIGHTS OF PARTICIPANTS

         A Participant's rights and interests under the Plan shall be subject to the following provisions:

         (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA.

         (b) The Corporation may, but shall not be required to, purchase a life insurance policy or policies, to assist it in funding any of its payment obligations under the Plan. If any policy is so purchased, it shall, at all times, remain subject to the claims of the Corporation's creditors. No Participant or Beneficiary shall have any interest in, or rights with respect to, such policy.

         (c) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

         (d) Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Corporation or any of its Affiliated Companies.

12. ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have exclusive authority to determine all matters involving the administration, operation and interpretation of the Plan, in its discretion. All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

         No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

13. AMENDMENT OR TERMINATION

         The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment of the Plan shall deprive any Participant of any rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent.

         Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of governing authorities provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

         Notwithstanding any other provision in this Plan to the contrary, the Committee may terminate any Participant's participation in the Plan, and direct that an immediate payment be made with respect to the balances of the Participant's Accounts, if the Committee, in its sole discretion, determines that such termination of participation and payment are necessary in order to preserve the Plan's status as a plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of the applicable provisions of ERISA.

14. SUCCESSOR CORPORATION

         The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15. GOVERNING LAW

         The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.